                                                                   EXHIBIT 23.02


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this annual report on Form 10-K of Cisco Systems, Inc. for the year ended July 31, 1999 of our reports dated August 10, 1999 included in its Registration Statements on Form S-3 (Nos., 333-36197, 333-47191, 333-49141, 333-51089, 333-51487, 333-58533, 333-65867,
333-67789, 333-79941, 333-82945, 333-84663) dated September 23, 1997, March 2,
1998, April 1, 1998, April 27, 1998, April 30, 1998, July 6, 1998, October 19,
1998, November 24, 1998, June 4, 1999, July 15, 1999, August 6, 1999,
respectively and included in its Registration Statements on Form S-8 (Nos. File Numbers:33-63331, 33-64283, 33-64283[Post Eff.], 333-02101, 333-05447[Post
Eff.], 333-09903, 333-14383, 333-14661, 333-14679, 333-16577, 333-17287,
333-24741, 333-33613, 333-33619, 333-35805, 333-01069[Post Eff.], 33-34849[Post
Eff.], 33-40509[Post Eff.], 33-44221[Post Eff.], 33-71860[Post Eff.],
33-87096[Post Eff.], 333-47159, 333-48949, 333-51093, 333-51315, 333-42249[Post
Eff], 333-64651, 333-65871, 333-68335, 333-69117, 333-74237, 333-79717,
333-79721, 333-81971, 333-83045, 333-83277, 33-70644, 33-83268, 33-87100, dated
October 11, 1995, November 15, 1995, February 20, 1996, April 1, 1996, July 29,
1996, August 9, 1996, October 18, 1996, October 23, 1996, October 23, 1996,
November 21, 1996, December 5, 1996, April 8, 1997, August 14, 1997, August 14, 1997, September 17, 1997, December 10, 1997, December 10, 1997, December 10, 1997, December 10, 1997, December 10, 1997, December 10, 1997, March 2, 1998,
April 13, 1998, April 27, 1998, April 29, 1998, September 28, 1998, September 29, 1998, October 19, 1998, December 3, 1998, December 17, 1998, March 11, 1999,
June 1, 1999, June 1, 1999, June 30, 1999, July 16, 1999, July 20, 1999,
respectively, relating to the consolidated financial statements and financial statement schedule for the three years ended July 31, 1999 listed in the accompanying index.


/s/ PricewaterhouseCoopers LLP

San Jose, California
September 24, 1999